McKee Nelson LLP

5 Times Square, 35th Floor

New York, NY 10036

September 12, 2003

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Home Equity Asset Trust 2003-6

CSFB Mortgage Pass-Through Certificates, Series 2003-6

Ladies and Gentlemen:

On behalf of Credit Suisse First Boston Mortgage Securities Corp., (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

Very truly yours,

/s/ Michael Braun

Michael Braun